Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of NeoGenomics, Inc. (the "Company") on
Form 10-QSB for the period ending June 30, 2004 as filed with the Securities and
Exchange Commission on the date hereof (the "Periodic Report"), I, Thomas H.
White, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Periodic Report fully complies with the requirements of the
            Securities Exchange Act of 1934; and

        (2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                Date:   July 21, 2003                 /s/ Thomas H. White
                                                      Thomas H. White
                                                      Chief Executive and
                                                      Principal Financial Officer